UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2023

BELLEVUE LIFE SCIENCES ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41390	85-5052822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 NE 4th Street, Suite 2300

Bellevue, WA 98004

(Address of Principal Executive Offices) (Zip Code)

(425) 635-7700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, one redeemable warrant and one right	BLACU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	BLAC	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	BLACW	The Nasdaq Stock Market LLC
Right to receive one-tenth (1/10) of one share of common stock	BLACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 9, 2023, Bellevue Life Sciences Acquisition Corp., a Delaware corporation (the “Company”), entered into an underwriting agreement by and between the Company and Chardan Capital Markets, LLC (“Chardan”), as representative of the several underwriters named therein (collectively, the “Underwriters”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference (the “Underwriting Agreement”), relating to the Company’s initial public offering (the “Offering”) of 6,000,000 units (the “Units”) at a price to the public of $10.00 per Unit. Each Unit consists of one share of common stock of the Company, par value $0.0001 per share (“Common Stock”), one redeemable warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one share of Common Stock for $11.50 per share, subject to certain adjustments, and one right of the Company (“Right”), with each Right entitling the holder thereof to one-tenth (1/10) of one share of Common Stock. The Offering will result in gross proceeds of $60.0 million, a portion of which will be placed in a U.S.-based trust account (the “Trust Account”), maintained by Continental Stock Transfer & Trust Company, acting as trustee. Under the terms of the Underwriting Agreement, the Company granted the Underwriters in the Offering a 45-day option to purchase up to 900,000 additional Units solely to cover over-allotments, if any.

The foregoing is only a brief description of the terms of the Underwriting Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the Underwriting Agreement.

In connection with the Offering, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	the Underwriting Agreement;

•

a Warrant Agreement, dated February 9, 2023, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

•

a Rights Agreement, dated February 9, 2023, by and between the Company and Continental Stock Transfer & Trust Company, as right agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference;

•

Letter Agreements, each dated February 9, 2023, executed by the Company and each of its officers and directors, the form of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

•

an Investment Management Trust Agreement, dated February 7, 2023, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

•	a Registration Rights Agreement, dated February 9, 2023, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

•

an Amended and Restated Placement Unit Purchase Agreement, dated February 9, 2023, by and between the Company and Bellevue Global Life Sciences Investors LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference (the “Placement Unit Purchase Agreement”);

•

Indemnity Agreements, each dated February 9, 2023, between the Company and each of the officers and directors of the Company, the form of which is attached as Exhibit 10.5 hereto and incorporated herein by reference;

•

an Amended and Restated Administrative Support Agreement, dated February 9, 2023, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference;

•

Letter Agreement regarding Sponsor Indemnification, dated February 9, 2023, executed by the Sponsor and the Company, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference; and

•

a Stock Escrow Agreement, dated February 9, 2023, by and among the Company, the Sponsor, and Continental Stock Transfer & Trust Company, as escrow agent, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On February 9, 2023, simultaneously with the consummation of the Offering, the Company consummated the private placement of 430,000 units (the “Private Placement Units”) to the Sponsor (the “Private Placement”) pursuant to the Placement Unit Purchase Agreement for an aggregate purchase price of $4,300,000. No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement Units are identical to the Units sold in the Offering. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On February 13, 2023, the Company filed an Amended and Restated Certificate of Incorporation with the Secretary of the State of Delaware. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement. A copy of the Company’s Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 hereto, and is incorporated herein by reference.

Item 8.01. Other Events.

A total of $61,050,000, comprised of the proceeds from the Offering and certain proceeds of the sale of the Private Placement Units, net of the underwriting commissions, discounts, and offering expenses, was placed in a U.S.-based trust account, maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (less up to $100,000 interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares of Common Stock properly submitted in connection with a stockholder vote to amend the Company’s Amended and Restated Certificate of Incorporation (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or certain amendments to the Amended and Restated Certificate of Incorporation prior thereto or to redeem 100% of the public shares of Common Stock if the Company does not complete its initial business combination within 9 months from the closing of the Offering (or such later time period as may be approved by the Company’s stockholders in accordance with the Company’s Amended and Restated Certificate of Incorporation) or (ii) with respect to any other provision relating to stockholders’ rights or pre-business combination activity, and (c) the redemption of the Company’s public shares of Common Stock if the Company is unable to complete its initial business combination within 9 months from the closing of the Offering (or such later time period as may be approved by the Company’s stockholders in accordance with the Company’s Amended and Restated Certificate of Incorporation), subject to applicable law.

On February 9, 2023, the Company issued a press release announcing the pricing of the Offering, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

On February 14, 2023, the Company issued a press release announcing the closing of the Offering, a copy of which is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 9, 2023, by and between the Company and Chardan. as representative of the underwriters

3.1	Amended and Restated Certificate of Incorporation

4.1	Warrant Agreement, dated February 9, 2023, by and between Continental Stock Transfer & Trust Company and the Company

4.2	Rights Agreement, dated February 9, 2023, by and between Continental Stock Transfer & Trust Company and the Company

10.1	Form of Letter Agreement (incorporated by reference to Exhibit 10.1 to Amendment No. 3 to the Company’s Form S-1 (File No. 333-264597), filed with the SEC on October 7, 2022)

10.2	Investment Management Trust Agreement, dated February 7, 2023, by and between the Company and Continental Stock Transfer & Trust Company

10.3	Registration Rights Agreement, dated February 9, 2023, by and among the Company and certain security holders

10.4	Amended and Restated Placement Unit Purchase Agreement, dated February 9, 2023, by and between the Company and the Sponsor

10.5	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.6 to the Company’s Form S-1 (File No. 333-264597), filed with the SEC on April 29, 2022)

10.6	Amended and Restated Administrative Support Agreement, dated February 9, 2023, by and between the Company and the Sponsor

10.7	Letter Agreement regarding Sponsor Indemnification, dated February 9, 2023, executed by the Sponsor and the Company

10.8	Stock Escrow Agreement, dated February 9, 2023, by and among the Company, the Sponsor, and Company and Continental Stock Transfer & Trust Company

99.1	Press release, dated February 9, 2023, announcing the pricing of the Offering

99.2	Press release, dated February 14, 2023 announcing closing of IPO

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2023

BELLEVUE LIFE SCIENCES ACQUISITION CORP.

By:	/s/ Kuk Hyoun Hwang
Name:	Kuk Hyoun Hwang
Title:	Chief Executive Officer